UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-3578

					Aquila Three Peaks High Income Fund
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	12/31

				Date of reporting period:	12/31/07

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.


ANNUAL
REPORT

DECEMBER 31, 2007

                               AQUILA THREE PEAKS
                                HIGH INCOME FUND

                  [LOGO OF AQUILA THREE PEAKS HIGH INCOME FUND:
            SUN SETTING OVER THREE MOUNTAIN PEAKS WITH SOURING EAGLE (R)]

                                 A FUND DESIGNED
                                  FOR INVESTORS
                                     SEEKING
                               HIGH CURRENT INCOME

[LOGO OF THE AQUILA
GROUP OF FUNDS:                    ONE OF THE
AN EAGLE'S HEAD]           AQUILA GROUP OF FUNDS (R)

[LOGO OF AQUILA THREE PEAKS HIGH INCOME FUND:
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                       AQUILA THREE PEAKS HIGH INCOME FUND

                            "HOW YOUR FUND IS COPING
                       WITH THE CURRENT MARKET SITUATION"

                                                                  February, 2008

Dear Fellow Shareholder:

      We suspect that the fourth quarter of 2007 and the first few months of 2008 will be remembered by many investors for quite some time. The growing "credit crunch" and liquidity crisis have continued to worsen in various forms and has led to a weakening in the U.S. dollar.

      While things have continued to be quite messy in the securities market despite the actions of the Federal Reserve to lower interest rates, we feel it is important for you to know that Aquila Three Peaks High Income Fund continues with our conservative approach to the high yield asset class.

      As the markets try to decipher incoming economic data and the prospects for the future of the economy, housing and the consumer, we would expect yet another period of heightened volatility from all asset classes. We remain disciplined to our strategy of limiting this volatility and protecting downward price movements to the extent possible.

      How do we strive to lessen volatility?

            o By design, we had minimal or no exposure to many of the worst performing sectors during 2007 - housing, financial, cyclical and consumer related sectors. It remains our goal to maintain a zero tolerance towards owning a bond that even remotely resembles a credit that may default.

            o We continue to prefer management teams that have significant ownership in their company that are fully committed to de-leveraging the balance sheet. We search for calls, tenders and debt repayment. The natural progression of a fiscally responsible high yield issuer is to migrate up the ratings scale and issue debt that is less expensive and more favorable to the company; thereby, motivating the company to call/tender more costly and more restrictive debt.

            o We analyze the upside/downside on every takeover and will frequently sell parts or all of our positions to reflect the different risk landscape at the time.

            o When flags are raised, we contact management and try to quickly grasp the problem in order to make an investment decision. If we can't get a handle on the situation or we can't get in touch with management, we will typically sell. One of our investment mandates is to sell first and ask questions later.

                         NOT A PART OF THE ANNUAL REPORT

            o We look well beyond standard information, working with management to gain insight into the trends that affect financial development. We continue to believe there is no substitute for speaking to management face-to-face. The data gathered from these meetings, as well as from competitors, customers and suppliers, is crucial and helps our analysts build sound financial models and prudent investment recommendations. We dissect every significant element of a company's financials forming various best-to-worst case scenarios and conduct probability analysis, which in turn dictates whether an individual security is added to the portfolio.

      In summary, we intend to continue to maintain a higher quality portfolio of high yield bonds, while minimizing duration risk to the degree possible. We remain focused on our goal to deliver strong returns while protecting capital and minimizing the amount of risk we take to generate those returns. We believe our low volatility approach will once again be justified and, most importantly, prudent given the uncertain economic landscape and the volatile capital markets.

                                   Sincerely,

[PHOTO OMITTED]                                         [PHOTO OMITTED]

/s/ Sandy Rufenacht                                     /s/ Diana P. Herrmann

Sandy Rufenacht                                         Diana P. Herrmann
Portfolio Manager                                       President and Chair

                         NOT A PART OF THE ANNUAL REPORT

[LOGO OF AQUILA THREE PEAKS HIGH INCOME FUND:
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                       AQUILA THREE PEAKS HIGH INCOME FUND

                                  ANNUAL REPORT

                              MANAGEMENT DISCUSSION

      As the 4th quarter "credit crunch" intensified, many of the largest US financial institutions took record write-downs on mortgage-related loans, prices and closings in the housing market declined and foreclosures rose. The Fed acted to improve liquidity, twice cutting the Fed Funds rate by 25 basis points (bp). Capital market volatility remained severe, and we sought to continue our time-tested conservative approach within the high yield asset class.

      PERFORMANCE OVERVIEW - 4TH QUARTER & YEAR 2007: Class Y shares posted a 0.21% gain for the 4th quarter (Q4) and a 4.16% gain for the year, substantially outpacing the Lehman High-Yield Bond Index which was down 1.34% for the 4th quarter and up 1.88% for the year. For the one year period ended December 31, 2007, the total return of the Fund placed it in the 5th percentile (21 of 455 funds) of the High Yield category according to Lipper Inc., a mutual fund rating service. Being underweight in Caa, and Ca-D, the Fund outperformed the index throughout Q4 as those two categories were down 4.46% and 9.39%, respectively. The Fund had a minimal weighting vs. the index in Finance and Retail segments that were down 10.35% and 4.11%, respectively, and no exposure to the Home Construction and Building Materials segments that were down 6.08% and 4.98%, respectively. The Fund performed well relative to the Lehman High-Yield Bond Index during several difficult periods this year and during the late-year rallies, and was able to limit a significant amount of the downside while capturing much of the upside vs. the index. We are comfortable with our credit selection and duration profile. We continue to monitor the potential to increase our yield with familiar names that have sold off recently.

      HIGH-YIELD REVIEW - 4TH QUARTER & YEAR 2007: The average high-yield spread increased 154 bp in Q4, following an increase of 114 bp in Q3. The average yield of the high yield market increased 83 bp to 9.48%, while the yield on the 10-year Treasury decreased 57 bp to 4.02%. As a result of high yield's sell-off and a rally in Treasuries, the average spread of the high-yield market widened to its highest level in four years and ended the year at 589 bp, up from a historically tight spread of 263 bp set during June, 2007. We believe the stock market incorrectly assessed the impact of the slowing economy and could experience further volatility, and that much of the performance differential between equities, treasuries and high yield will normalize during 2008. The high yield market is currently discounting a future rise in the default rate, as a result of a slowing economy. While we may see a bit more spread widening in 2008, we believe high yield managers who navigate the more vulnerable segments of the economy and sectors within the asset class are being compensated with spreads and yields in the current ranges.

      ECONOMIC OUTLOOK: Economic data, while still positive, is clearly demonstrating a downward trend. The rate of employment growth declined relative to 2006 and a gradual increase in unemployment is expected in the coming months. Wage growth was up 3.7% in 2007, but down from the 4.3% gain in 2006. With potential erosion in take home pay, continued increases in food and energy, foreclosures at a record high and auto loan and credit card delinquencies on the rise, we believe that economic data in 2008 will be highly correlated to the degree of consumer strength. Average household debt, at a record 133% of disposable income in Q3 2007, is a concern. The Fed continues to balance inflationary pressures against a potentially weakening economy, as markets try to decipher prospects for the future of the economy, housing and the consumer. We expect heightened volatility from all asset classes and remain disciplined in limiting volatility and protecting on downward price movements, to the extent possible.

      2008 HIGH-YIELD OUTLOOK: The high yield market, concerned with volatile interest rates, the economy, and the surge of lower rated new issue supply, is focused on housing, financial, cyclical and consumer related sectors. We believe the market will demand a higher risk premium and spreads between higher and lower quality names will continue to diverge if we see more economic slowing. With an accommodative Fed and slower new issue flow, the market could be poised for a period of strengthening bond prices and tighter spreads. As high yield gradually approaches a double digit average yield, it has the potential, over the foreseeable future, to perform relatively well compared to other asset classes.

      SPREADS REFLECTIVE OF THE DEFAULT RATE: Spreads have widened to a level not seen in four years, as a by-product of the current, and more importantly the expected, default rate. The current dollar-weighted default rate of 0.34% is well below the historical average of 4.3%. While the rate is at an all-time low, the prospects of default increased throughout 2007 with worsening economic data and difficulties in the credit markets. While we concede the default rate will rise from these historically low levels, it is our belief that the sell-off of the market late in 2007 was extremely healthy in nature. As the risk premium (average spread over treasuries) increased, the lower quality and more aggressive new issuance began to evaporate. Investors demanded tighter covenants and higher coupons. Investor expectations caused companies, perceived to be average or above average in quality, to pay a premium on the coupon, creating some attractive investment opportunities out of the primary market.

      STRATEGY AS WE ENTER 2008: We continue to strive to maintain a higher quality portfolio of high yield bonds, while minimizing duration risk to the degree possible. This strategy should perform well (as evidenced during the perceived "credit crunch" of 2007) given the economic uncertainty ahead in 2008. While we believe we continue to find excellent opportunities in the high-yield universe, we recognize the need for a detailed analysis of every credit in the portfolio. Above all, we remain committed to that effort. Relative to investment-grade alternatives, high-yield looks attractive when rates move higher. Should Treasury rates continue to move lower or the risk premiums on high yield continue to widen, we would expect the search for yield to reignite. This could fuel demand for the high yield asset class.

PERFORMANCE REPORT

      The following graph illustrates the value of $10,000 invested in the Class A shares of Aquila Three Peaks High Income Fund for the period June 1, 2006 (inception) through December 31, 2007 as compared with the Lehman Brothers U.S. Corporate High Yield Index ("Lehman Index"). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges.

           [Graphic of a line chart with the following information:]

                                                                 Lehman Brothers
                  Fund Class A Shares    Fund Class A Shares      US Corporate
                    no sales charge       with sales charge        High Yield
06/06                    10,000                 9,597                10,000
09/06                    10,134                 9,726                10,371
12/06                    10,411                 9,992                10,806
03/07                    10,645                10,216                11,091
06/07                    10,684                10,254                11,116
09/07                    10,794                10,359                11,153
12/07                    10,822                10,386                11,008

                                                AVERAGE ANNUAL TOTAL RETURN
                                             FOR PERIODS ENDED DECEMBER 31, 2007
                                             -----------------------------------
                                                                  SINCE
CLASS AND INCEPTION DATE                           1 YEAR       INCEPTION
--------------------------------------------       ------       ---------
Class A (commenced operations on 6/01/06)
  With Sales Charge ........................       (0.20)%        2.42%
  Without Sales Charge .....................        3.95%         5.12%
Class C (commenced operations on 6/08/06)
  With CDSC ................................        2.08%         4.33%
  Without CDSC .............................        3.11%         4.33%
Class I (commenced operations on 6/29/06)
  No Sales Charge ..........................        4.03%         5.70%
Class Y (commenced operations on 6/01/06)
  No Sales Charge ..........................        4.16%         5.32%
  Lehman Index .............................        1.88%         6.26% (Class A & Y)
                                                                  6.37% (Class C)
                                                                  7.17% (Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC) imposed on redemptions made within the first 12 months after purchase. Classes I & Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Aquila Three Peaks High Income Fund:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Three Peaks High Income Fund as of December 31, 2007 and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended, and the period June 1, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Three Peaks High Income Fund as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 1, 2006 (commencement of operations) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2008

--------------------------------------------------------------------------------

                       AQUILA THREE PEAKS HIGH INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

   PRINCIPAL
    AMOUNT        CORPORATE BONDS (94.6%)                                                        VALUE
---------------   ------------------------------------------------------------               ------------
                  ADVERTISING SALES (0.6%)
                  Lamar Media Corp.
$       175,000   7.250%, 01/01/13 ...........................................               $    175,000
                                                                                             ------------
                  ADVERTISING SERVICES (1.4%)
                  R.H. Donnelley Corp.
        150,000   6.875%, 01/15/13 ...........................................                    134,250
        325,000   8.875%, 01/15/16 ...........................................                    303,875
                                                                                             ------------
                                                                                                  438,125
                                                                                             ------------
                  AEROSPACE/DEFENSE (1.3%)
                  Vought Aircraft Industries, Inc.
        400,000   8.000%, 07/15/11 ...........................................                    379,000
                                                                                             ------------
                  AGRICULTURAL CHEMICALS (0.2%)
                  Mosaic Global Holdings, Inc.
         75,000   7.300%, 01/15/28 ...........................................                     74,250
                                                                                             ------------
                  APPAREL MANUFACTURERS (4.7%)
                  Levi Strauss & Co.
        500,000   9.750%, 01/15/15 ...........................................                    498,750
                  Oxford Industries, Inc.
        350,000   8.875%, 06/01/11 ...........................................                    348,250
                  Phillips-Van Heusen Corp.
        100,000   7.250%, 02/15/11 ...........................................                    100,625
        275,000   8.125%, 05/01/13 ...........................................                    281,875
                  Warnaco, Inc.
        205,000   8.875%, 06/15/13 ...........................................                    208,588
                                                                                             ------------
                                                                                                1,438,088
                                                                                             ------------
                  AUCTION HOUSE (0.8%)
                  Sotheby's
        250,000   6.875%, 02/01/09 ...........................................                    249,375
                                                                                             ------------
                  BEVERAGES - CARBONATED SOFT DRINKS (0.3%)
                  Cott Beverages, Inc.
        110,000   8.000%, 12/15/11 ...........................................                    102,300
                                                                                             ------------

     PRINCIPAL
      AMOUNT      CORPORATE BONDS (CONTINUED)                                                   VALUE
---------------   ------------------------------------------------------------               ------------
                  BROADCAST SERVICE/PROGRAMMING (0.7%)
                  Nexstar Finance, Inc.
$       225,000   7.000%, 01/15/14 ...........................................               $    209,531
                                                                                             ------------
                  BROADCASTING - RADIO (0.9%)
                  Salem Communications Corp.
        275,000   7.750%, 12/15/10 ...........................................                    273,969
                                                                                             ------------
                  CABLE TELEVISION (8.5%)
                  CSC Holdings, Inc.
        800,000   7.250%, 07/15/08 ...........................................                    801,000
                  DIRECTV TV Holdings LLC and DIRECTV Financing
                     Company, Inc.
      1,325,000   8.375%, 03/15/13 ...........................................                  1,378,000
                  EchoStar DBS Corp.
        400,000   6.375%, 10/01/11 ...........................................                    395,200
                                                                                             ------------
                                                                                                2,574,200
                                                                                             ------------
                  CASINO HOTELS (4.5%)
                  Harrah's Operating Co., Inc.
        225,000   5.500%, 07/01/10 ...........................................                    209,250
                  Las Vegas Sands Corp.
        125,000   6.375%, 02/15/15 ...........................................                    117,500
                  Mandalay Resort Group
        700,000   7.625%, 07/15/13 ...........................................                    682,500
                  Seminole Hard Rock Entertainment, Inc.
        375,000   7.491%, 03/15/14, (Floating Rate Note) (144A) ..............                    358,125
                                                                                             ------------
                                                                                                1,367,375
                                                                                             ------------
                  CASINO SERVICES (1.7%)
                  American Casino & Entertainment
        275,000   7.850%, 02/01/15 ...........................................                    283,456
                  Fontainebleau Las Vegas Holdings LLC
        250,000   10.250%, 06/15/15, (144A) ..................................                    216,875
                                                                                             ------------
                                                                                                  500,331
                                                                                             ------------

     PRINCIPAL
      AMOUNT      CORPORATE BONDS (CONTINUED)                                                   VALUE
---------------   ------------------------------------------------------------               ------------
                  CELLULAR TELECOMMUNICATIONS (1.4%)
                  iPCS, Inc.
$       450,000   7.036%, 05/01/13, (Floating Rate Note) (144A) ..............               $    424,125
                                                                                             ------------
                  CHEMICALS - DIVERSIFIED (1.0%)
                  Innophos, Inc.
         95,000   8.875%, 08/15/14 ...........................................                     94,525
                  Innophos Holdings, Inc.
        210,000   9.500%, 04/15/12, (144A) ...................................                    205,800
                                                                                             ------------
                                                                                                  300,325
                                                                                             ------------
                  COMMERCIAL SERVICES (1.4%)
                  DynCorp International LLC/ DIC Capital Corp.
        400,000   9.500%, 02/15/13 ...........................................                    418,500
                                                                                             ------------
                  COMPUTER SERVICES (1.8%)
                  Unisys Corp.
        575,000   6.875%, 03/15/10 ...........................................                    544,813
                                                                                             ------------
                  CONTAINERS - METAL/GLASS (4.9%)
                  Ball Corp.
        625,000   6.875%, 12/15/12 ...........................................                    634,375
                  Crown Americas Capital Corp.
        450,000   7.625%, 11/15/13 ...........................................                    460,125
                  Owens-Illinois, Inc.
        375,000   7.500%, 05/15/10 ...........................................                    379,688
                                                                                             ------------
                                                                                                1,474,188
                                                                                             ------------
                  CONTAINERS - PAPER/PLASTIC (0.8%)
                  AEP Industries, Inc.
        100,000   7.875%, 03/15/13 ...........................................                     95,250
                  Graphic Packaging International, Inc.
        150,000   8.500%, 08/15/11 ...........................................                    148,500
                                                                                             ------------
                                                                                                  243,750
                                                                                             ------------

     PRINCIPAL
      AMOUNT      CORPORATE BONDS (CONTINUED)                                                   VALUE
---------------   ------------------------------------------------------------               ------------
                  DIVERSE OPERATIONS/COMMERCIAL SERVICES (2.4%)
                  Aramark Corp.
$       725,000   8.500%, 02/01/15 ...........................................               $    734,062
                                                                                             ------------
                  ELECTRIC - INTEGRATED (0.8%)
                  Texas Competitive Electric Holdings Co., LLC
        250,000   10.250%, 11/01/15 ..........................................                    247,500
                                                                                             ------------
                  ELECTRONIC COMPONENTS - MISCELLANEOUS (0.5%)
                  NXP BV/NXP Funding, LLC
        150,000   9.500%, 10/15/15 ...........................................                    137,438
                                                                                             ------------
                  ENERGY EXPLORATION & PRODUCTION (0.4%)
                  Encore Acquisition Co.
        125,000   6.250%, 04/15/14 ...........................................                    115,937
                                                                                             ------------
                  ENERGY MIDSTREAM (1.0%)
                  Kinder Morgan, Inc.
        350,000   5.700%, 01/05/16 ...........................................                    316,820
                                                                                             ------------
                  ENTERTAINMENT - THEATERS (0.1%)
                  Regal Cinemas, Inc.
         15,000   9.375%, 02/01/12 ...........................................                     14,475
                                                                                             ------------
                  FINANCE - AUTO LOANS (2.7%)
                  Ford Motor Credit Co.
        225,000   7.000%, 10/01/13 ...........................................                    187,963
                  General Motors Acceptance Corp.
        425,000   7.750%, 01/19/10 ...........................................                    396,448
        275,000   6.875%, 09/15/11 ...........................................                    235,261
                                                                                             ------------
                                                                                                  819,672
                                                                                             ------------
                  FINANCE - OTHER SERVICES (0.2%)
                  Alamosa Delaware, Inc.
         50,000   8.500%, 01/31/12 ...........................................                     50,988
                                                                                             ------------
                  FOOD - MISCELLANEOUS/DIVERSIFIED (0.0%)
                  Dole Food Co., Inc.
         10,000   7.250%, 06/15/10 ...........................................                      9,100
                                                                                             ------------

     PRINCIPAL
      AMOUNT      CORPORATE BONDS (CONTINUED)                                                   VALUE
---------------   ------------------------------------------------------------               ------------
                  FOOD - RETAIL (2.1%)
                  Albertson's, Inc.
$       400,000   7.250%, 05/01/13 ...........................................               $    409,055
                  Stater Brothers Holdings, Inc.
        225,000   8.125%, 06/15/12 ...........................................                    222,188
                                                                                             ------------
                                                                                                  631,243
                                                                                             ------------
                  FUNERAL SERVICE & RELATED ITEMS (1.3%)
                  Carriage Services, Inc.
        400,000   7.875%, 01/15/15 ...........................................                    394,000
                                                                                             ------------
                  GAMBLING - NON-HOTEL (2.0%)
                  Pinnacle Entertainment
        410,000   8.250%, 03/15/12 ...........................................                    414,100
                  Quapaw Downstream Development Authority
        200,000   12.000%, 10/15/15 ..........................................                    187,000
                                                                                             ------------
                                                                                                  601,100
                                                                                             ------------
                  HEALTHCARE - HOSPITALS (0.9%)
                  Health Management LLC
        325,000   6.125%, 04/15/16 ...........................................                    281,741
                                                                                             ------------
                  LESIURE & RECREATION PRODUCTS (0.9%)
                  Leslie's Poolmart, Inc.
        275,000   7.750%, 02/01/13 ...........................................                    261,250
                                                                                             ------------
                  MARINE SERVICES (0.7%)
                  Great Lakes Dredge & Dock Corp.
        230,000   7.750%, 12/15/13 ...........................................                    215,050
                                                                                             ------------
                  MEDICAL - HOSPITALS (5.2%)
                  Columbia/HCA Healthcare Corp.
        300,000   8.360%, 04/15/24 ...........................................                    263,766
                  Community Health Systems, Inc.
        450,000   8.875%, 07/15/15 ...........................................                    458,437
                  HCA, Inc.
        975,000   6.750%, 07/15/13 ...........................................                    867,750
                                                                                             ------------
                                                                                                1,589,953
                                                                                             ------------

     PRINCIPAL
      AMOUNT      CORPORATE BONDS (CONTINUED)                                                   VALUE
---------------   ------------------------------------------------------------               ------------
                  MEDICAL - NURSING HOMES (0.6%)
                  Sun Healthcare Group, Inc.
$       170,000   9.125%, 04/15/15 ...........................................               $    171,275
                                                                                             ------------
                  MEDICAL PRODUCTS (0.5%)
                  Hanger Orthopedic Group, Inc.
        150,000   10.250%, 06/01/14 ..........................................                    153,750
                                                                                             ------------
                  OFFICE AUTOMATION & EQUIPMENT (1.9%)
                  Xerox Capital Trust I
        575,000   8.000%, 02/01/27 ...........................................                    574,276
                                                                                             ------------
                  OIL COMPANY - EXPLORATION & PRODUCTION (6.2%)
                  Baytex Energy Ltd.
        205,000   9.625%, 07/15/10 ...........................................                    209,100
                  Comstock Resources, Inc.
        225,000   6.875%, 03/01/12 ...........................................                    212,062
                  KCS Energy, Inc.
        110,000   7.125%, 04/01/12 ...........................................                    105,875
                  McMoRan Exploration Co.
        150,000   11.875%, 11/15/14 ..........................................                    150,562
                  Petrohawk Energy Corp.
        240,000   9.125%, 07/15/13 ...........................................                    252,600
                  PetroQuest Energy, Inc.
        305,000   10.375%, 05/15/12 ..........................................                    314,150
                  Swift Energy Co.
        200,000   7.625%, 07/15/11 ...........................................                    201,000
                  Whiting Petroleum Corp.
        450,000   7.250%, 05/01/12 ...........................................                    443,250
                                                                                             ------------
                                                                                                1,888,599
                                                                                             ------------
                  OIL-FIELD SERVICES (1.9%)
                  Helix Energy Solutions Group, Inc.
        310,000   9.500%, 01/15/16 ...........................................                    315,425
                  North America Energy Partners, Inc.
        275,000   8.750%, 12/01/11 ...........................................                    271,563
                                                                                             ------------
                                                                                                  586,988
                                                                                             ------------

     PRINCIPAL
      AMOUNT      CORPORATE BONDS (CONTINUED)                                                   VALUE
---------------   ------------------------------------------------------------               ------------
                  PAPER & RELATED PRODUCTS (0.4%)
                  Rock-Tenn Co.
$       110,000   8.200%, 08/15/11 ...........................................               $    113,850
                                                                                             ------------
                  PIPELINES (0.3%)
                  Targa Resources, Inc.
         95,000   8.500%, 11/01/13, (144A) ...................................                     92,150
                                                                                             ------------
                  PRIVATE CORRECTIONS (1.6%)
                  Corrections Corporation of America
        490,000   7.500%, 05/01/11 ...........................................                    496,125
                                                                                             ------------
                  PUBLISHING - BOOKS (0.7%)
                  Houghton Mifflin Co.
        220,000   7.200%, 03/15/11 ...........................................                    217,250
                                                                                             ------------
                  PUBLISHING - PERIODICALS (2.6%)
                  Dex Media West LLC
        565,000   8.500%, 08/15/10 ...........................................                    572,769
                  Idearc, Inc.
        225,000   8.000%, 11/15/16 ...........................................                    206,437
                                                                                             ------------
                                                                                                  779,206
                                                                                             ------------
                  RADIO (0.8%)
                  Radio One, Inc.
        250,000   8.875%, 07/01/11 ...........................................                    234,063
                                                                                             ------------
                  REAL ESTATE INVESTMENT TRUST - HOTELS (2.6%)
                  FelCor Lodging Limited Partnership
        800,000   6.788%, 12/01/11, (Floating Rate Note) .....................                    782,000
                                                                                             ------------
                  RENTAL - AUTO/EQUIPMENT (2.6%)
                  The Hertz Corp.
        750,000   10.500%, 01/01/16 ..........................................                    776,250
                                                                                             ------------

     PRINCIPAL
      AMOUNT      CORPORATE BONDS (CONTINUED)                                                   VALUE
---------------   ------------------------------------------------------------               ------------
                  RETAIL - ARTS & CRAFTS (0.6%)
                  Michaels Stores, Inc.
$       200,000   11.375%, 11/01/16 ..........................................               $    183,500
                                                                                             ------------
                  RETAIL - COMPUTER EQUIPMENT (1.9%)
                  GSC Holdings Corp.
        565,000   8.000%, 10/01/12 ...........................................                    588,306
                                                                                             ------------
                  RETAIL - DRUG STORE (0.5%)
                  Rite Aid Corp.
        150,000   8.125%, 05/01/10 ...........................................                    147,000
                                                                                             ------------
                  RETAIL - REGIONAL DEPTARTMENT STORE (0.4%)
                  The Bon-Ton Department Stores, Inc.
        150,000   10.250%, 03/15/14 ..........................................                    113,250
                                                                                             ------------
                  SATELLITE TELECOMMUNICATIONS (0.6%)
                  Intelsat, Ltd.
        225,000   7.625%, 04/15/12 ...........................................                    184,500
                                                                                             ------------
                  SPECIAL PURPOSE ENTITY (2.0%)
                  Consolidated Communication Illinois Holdings, Inc.
         40,000   9.750%, 04/01/12 ...........................................                     41,200
                  Global Cash Access, Inc.
        250,000   8.750%, 03/15/12 ...........................................                    235,000
                  Universal City Development Partners, LTD and
                     UCPP Finance, Inc.
         95,000   11.750%, 04/01/10 ..........................................                     98,325
                  Vanguard Health Holding Co. II, LLC
        250,000   9.000%, 10/01/14 ...........................................                    240,625
                                                                                             ------------
                                                                                                  615,150
                                                                                             ------------
                  TELECOM SERVICES (1.3%)
                  Hughes Network Systems, LLC
        275,000   9.500%, 04/15/14 ...........................................                    278,437
                  Time Warner Telecomm Holdings, Inc.
        125,000   9.250%, 02/15/14 ...........................................                    127,813
                                                                                             ------------
                                                                                                  406,250
                                                                                             ------------

     PRINCIPAL
      AMOUNT      CORPORATE BONDS (CONTINUED)                                                   VALUE
---------------   --------------------------------------------------------                   ------------
                  TELEPHONE - INTEGRATED (2.2%)
                  Cincinnati Bell, Inc.
$       310,000   8.375%, 01/15/14 .......................................                   $    302,250
                  Qwest Communications International, Inc.
        215,000   7.250%, 02/15/11 .......................................                        215,000
        155,000   7.500%, 02/15/14 .......................................                        154,613
                                                                                             ------------
                                                                                                  671,863
                                                                                             ------------
                  THEATERS (1.2%)
                  Marquee Holdings, Inc.
        450,000   9.505%, 08/15/14 .......................................                        360,000
                                                                                             ------------
                  TRANSPORTATION - RAIL (1.8%)
                  Kansas City Southern de Mexico, S. de R.L. de C.V.
        425,000   7.625%, 12/01/13 .......................................                        419,156
                  The Kansas City Southern Railway Co.
        125,000   7.500%, 06/15/09 .......................................                        125,156
                                                                                             ------------
                                                                                                  544,312
                                                                                             ------------
                  TRAVEL SERVICES (1.3%)
                  Travelport LLC
        380,000   9.875%, 09/01/14 .......................................                        385,700
                                                                                             ------------
                  Total Investments (cost $29,204,749 - note 4) ..........     94.6%           28,673,187
                  Other assets less liabilities ..........................      5.4             1,630,486
                                                                             ------          ------------
                  Net Assets .............................................    100.0%         $ 30,303,673
                                                                             ======          ============

                See accompanying notes to financial statements.

PORTFOLIO                                                             PERCENT OF
DISTRIBUTION (UNAUDITED)                                              PORTFOLIO
------------------------                                              ---------

Advertising Sales                                                        0.6%
Advertising Services                                                     1.5
Aerospace/Defense                                                        1.3
Agricultural Chemicals                                                   0.3
Apparel Manufacturers                                                    5.0
Auction House                                                            0.9
Beverages - Carbonated Soft Drinks                                       0.4
Broadcast Service/Programming                                            0.7
Broadcasting - Radio                                                     1.0
Cable Television                                                         9.0
Casino Hotels                                                            4.8
Casino Services                                                          1.7
Cellular Telecommunications                                              1.5
Chemicals - Diversified                                                  1.0
Commercial Services                                                      1.5
Computer Services                                                        1.9
Containers-Metal/Glass                                                   5.1
Containers-Paper/Plastic                                                 0.9
Diverse Operations/Commercial Services                                   2.6
Electric - Integrated                                                    0.9
Electronic Components - Miscellaneous                                    0.5
Energy Exploration & Production                                          0.4
Energy Midstream                                                         1.1
Entertainment - Theaters                                                 0.1
Finance - Auto Loans                                                     2.9
Finance - Other Services                                                 0.2
Food - Miscellaneous/Diversified                                         0.0
Food - Retail                                                            2.2
Funeral Service & Related Items                                          1.4
Gambling - Non-Hotel                                                     2.1
Healthcare - Hospitals                                                   1.0
Leisure & Recreation Products                                            0.9
Marine Services                                                          0.8
Medical - Hospitals                                                      5.5
Medical - Nursing Homes                                                  0.6
Medical Products                                                         0.5
Office Automation & Equipment                                            2.0
Oil Company - Exploration & Production                                   6.6
Oil-Field Services                                                       2.0
Paper & Related Products                                                 0.4
Pipelines                                                                0.3
Private Corrections                                                      1.7
Publishing - Books                                                       0.8
Publishing - Periodicals                                                 2.7
Radio                                                                    0.8
Real Estate Investment Trust - Hotels                                    2.7
Rental - Auto/Equipment                                                  2.7
Retail - Arts & Crafts                                                   0.6
Retail - Computer Equipment                                              2.1
Retail - Drug Store                                                      0.5
Retail - Regional Department Store                                       0.4
Satellite Telecommunications                                             0.6
Special Purpose Entity                                                   2.1
Telecom Services                                                         1.4
Telephone - Integrated                                                   2.3
Theaters                                                                 1.3
Transportation - Rail                                                    1.9
Travel Services                                                          1.3
                                                                      ------
                                                                       100.0%
                                                                      ======

                See accompanying notes to financial statements.

                       AQUILA THREE PEAKS HIGH INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

ASSETS
     Investments at value (cost $29,204,749) ..........................................   $ 28,673,187
     Cash .............................................................................        691,570
     Interest receivable ..............................................................        700,856
     Receivable for Fund shares sold ..................................................        330,047
     Receivable from Manager ..........................................................         11,799
     Other assets .....................................................................         16,352
                                                                                          ------------
     Total assets .....................................................................     30,423,811
                                                                                          ------------
LIABILITIES
   Payable for Fund shares redeemed ...................................................         64,391
   Dividends payable ..................................................................         21,371
   Distribution and service fees payable ..............................................          5,194
   Accrued expenses and other liabilities .............................................         29,182
                                                                                          ------------
   Total liabilities ..................................................................        120,138
                                                                                          ------------
NET ASSETS ............................................................................   $ 30,303,673
                                                                                          ============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share    $     30,805
   Additional paid-in capital .........................................................     30,918,824
   Net unrealized depreciation on investments (note 4) ................................       (531,562)
   Accumulated net realized loss on investments .......................................       (114,394)
                                                                                          ------------
                                                                                          $ 30,303,673
                                                                                          ============
CLASS A
   Net Assets .........................................................................   $ 11,688,104
                                                                                          ============
   Capital shares outstanding .........................................................      1,188,166
                                                                                          ============
   Net asset value and redemption price per share .....................................   $       9.84
                                                                                          ============
   Offering price per share (100/96 of $9.84 adjusted to nearest cent) ................   $      10.25
                                                                                          ============
CLASS C
   Net Assets .........................................................................   $  3,591,346
                                                                                          ============
   Capital shares outstanding .........................................................        365,016
                                                                                          ============
   Net asset value and offering price per share .......................................   $       9.84
                                                                                          ============
   Redemption price per share (* a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ......................................   $       9.84*
                                                                                          ============
CLASS I
   Net Assets .........................................................................   $  3,583,042
                                                                                          ============
   Capital shares outstanding .........................................................        364,250
                                                                                          ============
   Net asset value, offering and redemption price per share ...........................   $       9.84
                                                                                          ============
CLASS Y
   Net Assets .........................................................................   $ 11,441,181
                                                                                          ============
   Capital shares outstanding .........................................................      1,163,072
                                                                                          ============
   Net asset value, offering and redemption price per share ...........................   $       9.84
                                                                                          ============

                See accompanying notes to financial statements.

                       AQUILA THREE PEAKS HIGH INCOME FUND
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:

     Interest income                                                                         $  1,524,453

EXPENSES:

     Management fees (note 3)                                            $   135,328
     Distribution and service fees (note 3)                                   40,783
     Trustees' fees and expenses                                              94,674
     Registration fees and dues                                               93,321
     Legal fees (note 3)                                                      73,094
     Transfer and shareholder servicing agent fees (note 3)                   26,468
     Fund accounting fees                                                     16,517
     Shareholders' reports                                                    15,157
     Auditing and tax fees                                                    11,000
     Custodian fees                                                            7,400
     Chief compliance officer (note 3)                                         4,168
     Insurance                                                                   458
     Miscellaneous                                                            42,907
                                                                         -----------
     Total expenses                                                          561,275

     Management fee waived (note 3)                                         (135,328)
     Reimbursement of expenses by Manager (note 3)                          (186,084)
     Expenses paid indirectly (note 7)                                       (31,565)
                                                                         -----------
     Net expenses                                                                                 208,298
                                                                                             ------------
     Net investment income                                                                      1,316,155

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions                  (105,474)
     Change in unrealized appreciation (depreciation)
          on investments                                                    (585,484)
                                                                         -----------
     Net realized and unrealized gain (loss) on investments                                      (690,958)
                                                                                             ------------
     Net change in net assets resulting from operations                                      $    625,197
                                                                                             ============

                See accompanying notes to financial statements.

                       AQUILA THREE PEAKS HIGH INCOME FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          PERIOD ENDED
                                                              DECEMBER 31, 2007   DECEMBER 31, 2006(1)
                                                              -----------------   --------------------
OPERATIONS:
   Net investment income .................................      $  1,316,155         $    210,823
   Net realized gain (loss) from securities transactions .          (105,474)              53,272
   Change in unrealized appreciation on investments ......          (585,484)              53,922
                                                                ------------         ------------
      Change in net assets resulting from operations .....           625,197              318,017
                                                                ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Class A Shares (commenced operations on 6/01/06)
   Net investment income .................................          (492,332)            (101,985)
   Net realized gain on investments ......................           (18,991)              (6,387)

   Class C Shares (commenced operations on 6/08/06)
   Net investment income .................................          (120,966)             (11,579)
   Net realized gain on investments ......................            (5,789)              (1,362)

   Class I Shares (commenced operations on 6/29/06)
   Net investment income .................................          (203,546)             (74,248)
   Net realized gain on investments ......................            (5,779)              (3,591)

   Class Y Shares (commenced operations on 6/01/06)
   Net investment income .................................          (499,418)             (23,011)
   Net realized gain on investments ......................           (18,040)              (2,422)
                                                                ------------         ------------
      Change in net assets from distributions ............        (1,364,861)            (224,585)
                                                                ------------         ------------
CAPITAL SHARE TRANSACTIONS (note 5):
   Proceeds from shares sold .............................        23,638,755           10,845,414
   Short-term trading redemption fee .....................               427                   --
   Reinvested dividends and distributions ................         1,044,568              193,187
   Cost of shares redeemed ...............................        (4,279,216)            (494,231)
                                                                ------------         ------------
      Change in net assets from capital share transactions        20,404,534           10,544,370
                                                                ------------         ------------
      Change in net assets ...............................        19,664,870           10,637,802

NET ASSETS:
   Beginning of period ...................................        10,638,803                1,001
                                                                ------------         ------------
   End of period .........................................      $ 30,303,673         $ 10,638,803
                                                                ============         ============

(1)   June 1, 2006 (commencement of operations) through December 31, 2006.

                 See accompanying notes to financial statements.

                       AQUILA THREE PEAKS HIGH INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

      Aquila Three Peaks High Income Fund (the "Fund") is an open-end investment company, which is organized as a Massachusetts business trust. The Fund is a diversified portfolio and on June 1, 2006 began its current investment operations to obtain high current income with capital appreciation as a secondary objective when consistent with its primary objective. The Fund is authorized to issue an unlimited number of shares and offers four classes of shares, Class A, Class C, Class I and Class Y shares. Class A shares are sold with a front-payment sales charge and bear a distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. Class I shares are offered and sold only through financial intermediaries and are not offered directly to retail investors. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the bid price. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

      FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48") was adopted on June 29, 2007. Management has reviewed the tax positions for each of the open tax years (2006-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

d) MULTIPLE CLASS ALLOCATION: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On December 31, 2007, a reclassification was made to increase undistributed net investment income by $107, decrease accumulated net realized loss on investments by $169 and decrease paid-in capital by $276.

g) ACCOUNTING PRONOUNCEMENT: In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on the Fund's financial statements.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund's average net assets.

      Three Peaks Capital Management, LLC (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio and arranges for the purchases and sales of portfolio securities. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.45% on the first $100 million of average net assets, 0.40% on the next $150 million of average net assets and 0.35% on average assets above $250 million.

      For the year ended December 31, 2007, the Fund incurred management fees of $135,328, of which all fees were waived. Additionally, during this period the Manager reimbursed the Fund for other expenses in the amount of $186,084. The Manager contractually undertook to waive fees and/or reimburse Fund expenses during the period January 1, 2007 through December 31, 2007 so that total Fund expenses would not exceed 1.00% for Class A Shares, 1.80% for Class C Shares, 1.08% for Class I Shares and 0.80% for Class Y Shares. Comparable expense limitations are in place for fiscal 2008. For a period of three years, subsequent to the end of each of the Fund's fiscal years, the Manager may recover from the Fund fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed contractual limitations. At December 31, 2007, the Fund may recover waived and/or reimbursed expenses in the amount of $620,320 of which $298,908 expires on December 31, 2009 and $321,412 which expires on December 31, 2010.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.20% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 2007, distribution fees on Class A Shares amounted to $15,631, of which the Distributor retained $3,229.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2007, amounted to $16,478. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2007, amounted to $5,492. The total of these payments made with respect to Class C Shares amounted to $21,970, of which the Distributor retained $691.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended December 31, 2007, these payments were made at the average annual rate of 0.25% (0.10% under the Distribution Plan and 0.15% under the Shareholder Services Plan) of such net assets and amounted to $7,955 of which $3,182 related to the Plan and $4,773 related to the Shareholder Services Plan.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. For the year ended December 31, 2007, total commissions on sales of Class A Shares amounted to $197,424 of which the Distributor received $39,455.

c) OTHER RELATED PARTY TRANSACTIONS

      For the year ended December 31, 2007 the Fund incurred $46,350 of legal fees allocable to Hollyer Brady Barrett & Hines LLP ("Hollyer Brady") and
$26,261 to its successor, Butzel Long PC, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund was a partner at Hollyer Brady and is a shareholder of its successor.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended December 31, 2007, purchases of securities and proceeds from the sales of securities aggregated $43,576,756 and $26,806,526, respectively.

      At December 31, 2007 the aggregate tax cost for all securities was $29,204,749. At December 31, 2007, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $102,887 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $634,449 for a net unrealized depreciation of $531,562.

5. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Fund were as follows:

                                          YEAR ENDED                          PERIOD ENDED
                                       DECEMBER 31, 2007                    DECEMBER 31, 2006
                                -----------------------------        -----------------------------
                                   SHARES           AMOUNT              SHARES           AMOUNT
                                ------------     ------------        ------------     ------------
CLASS A SHARES(1):
   Proceeds from shares sold         934,608     $  9,401,989             512,434     $  5,134,880
   Reinvested dividends ....          28,075          280,554               8,925           89,664
   Cost of shares redeemed .        (269,796)      (2,720,877)            (26,180)        (264,625)
                                ------------     ------------        ------------     ------------
      Net change ...........         692,887        6,961,666             495,179        4,959,919
                                ------------     ------------        ------------     ------------
CLASS C SHARES(2):
   Proceeds from shares sold         299,479        3,002,632             104,500        1,049,575
   Reinvested dividends ....           9,283           92,738               1,112           11,165
   Cost of shares redeemed .         (49,358)        (490,820)                 --               --
                                ------------     ------------        ------------     ------------
      Net change ...........         259,404        2,604,550             105,612        1,060,740
                                ------------     ------------        ------------     ------------
CLASS I SHARES(3):
   Proceeds from shares sold         136,284        1,371,183             283,525        2,826,746
   Reinvested dividends ....          20,954          209,706               7,739           77,729
   Cost of shares redeemed .         (63,801)        (641,989)(a)         (20,451)        (205,127)(a)
                                ------------     ------------        ------------     ------------
      Net change ...........          93,437          938,900             270,813        2,699,348
                                ------------     ------------        ------------     ------------
CLASS Y SHARES(1):
   Proceeds from shares sold         977,921        9,862,951             182,480        1,834,213
   Reinvested dividends ....          46,280          461,570               1,456           14,629
   Cost of shares redeemed .         (42,625)        (425,103)             (2,440)         (24,479)
                                ------------     ------------        ------------     ------------
      Net change ...........         981,576        9,899,418             181,496        1,824,363
                                ------------     ------------        ------------     ------------
Total transactions in Fund
   shares ..................       2,027,304     $ 20,404,534           1,053,100     $ 10,544,370
                                ============     ============        ============     ============

(1)   Commenced operations on 6/01/06.
(2)   Commenced operations on 6/08/06.
(3)   Commenced operations on 6/29/06.
(4)   For the period 6/01/06-12/31/06.
(a)   Net of short-term trading redemption fee of $427 and $0, respectively.

6. PORTFOLIO ORIENTATION

      The Fund may invest in high-yield/high-risk bonds, also known as "junk bonds." High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

7. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances.The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

8. SECURITIES TRADED ON A WHEN-ISSUED BASIS

      The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

      As of December 31, 2007 there were post-October capital loss deferrals of $144,394, which will be recognized in the following year. The tax character of distributions:

                                            YEAR ENDED         PERIOD ENDED
                                        DECEMBER 31, 2007   DECEMBER 31, 2006*
                                        -----------------   ------------------

      Ordinary income                       $1,362,738          $  224,585
      Long term capital gains                    2,123                  --
                                            ----------          ----------
                                            $1,364,861          $  224,585
                                            ==========          ==========


      As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

      Ordinary income                       $      --
      Unrealized depreciation                (531,562)
                                            ---------
                                            $(531,562)
                                            =========

* For the period 6/01/06-12/31/06.

                       AQUILA THREE PEAKS HIGH INCOME FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               Class A                             Class C
                                                      ---------------------------        ---------------------------
                                                         Year           Period              Year           Period
                                                        Ended            Ended             Ended           Ended
                                                      12/31/07        12/31/06(1)        12/31/07        12/31/06(2)
                                                      --------        -----------        --------        -----------
Net asset value, beginning of period ...........      $  10.10         $  10.00          $  10.10         $  10.00
                                                      --------         --------          --------         --------
Income (loss) from investment operations:
  Net investment income ........................          0.63++           0.30+             0.55++           0.26+
  Net gain (loss) on securities (both realized
    and unrealized) ............................         (0.24)            0.11             (0.24)            0.10
                                                      --------         --------          --------         --------
  Total from investment operations .............          0.39             0.41              0.31             0.36
                                                      --------         --------          --------         --------
Less distributions:
  Dividends from net investment income .........         (0.63)           (0.30)            (0.55)           (0.25)
  Distributions from capital gains .............         (0.02)           (0.01)            (0.02)           (0.01)
                                                      --------         --------          --------         --------
  Total distributions ..........................         (0.65)           (0.31)            (0.57)           (0.26)
                                                      --------         --------          --------         --------
Net asset value, end of period .................      $   9.84         $  10.10          $   9.84         $  10.10
                                                      ========         ========          ========         ========
Total return (not reflecting sales charge) .....          3.95%            4.11%*            3.11%            3.63%*

Ratios/supplemental data
  Net assets, end of period (in thousands) .....      $ 11,688         $  5,003          $  3,591         $  1,067
  Ratio of expenses to average net assets ......          1.15%            1.53%**           1.95%            2.04%**
  Ratio of net investment income to average
    net assets .................................          6.15%            4.90%**           5.35%            4.84%**
  Portfolio turnover rate ......................        157.39%          100.40%*          157.39%          100.40%*

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

Ratio of expenses to average net assets ........          2.54%           10.77%**           3.31%            5.83%**
Ratio of net investment income (loss) to average
  net assets ...................................          4.76%           (4.34%)**          3.99%            1.05%**

The expense ratios after giving effect to waiver of fees, expense remibursement and expense offset for uninvested cash balances were (note 3):

  Ratio of expenses to average net assets ......          1.00%            1.00%**           1.80%            1.80%**

----------
1     Commenced operations on 6/01/06.
2     Commenced operations on 6/08/06.
+     Per share amounts have been  calculated  using the monthly  average shares method.
++    Per share  amounts have been  calculated  using the daily  average  shares method.
*     Not annualized.
**    Annualized.

                See accompanying notes to financial statements.

                      AQUILA THREE PEAKS HIGH INCOME FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                Class I                            Class Y
                                                      ---------------------------        ---------------------------
                                                        Year            Period             Year            Period
                                                        Ended            Ended             Ended            Ended
                                                      12/31/07        12/31/06(1)        12/31/07        12/31/06(2)
                                                      --------        -----------        --------        -----------
Net asset value, beginning of period ...........      $  10.10         $   9.96          $  10.10         $  10.00
                                                      --------         --------          --------         --------
Income (loss) from investment operations:
  Net investment income ........................          0.64++           0.29+             0.65++           0.32+
  Net gain (loss) on securities (both realized
    and unrealized) ............................         (0.24)            0.15             (0.24)            0.10
                                                      --------         --------          --------         --------
  Total from investment operations .............          0.40             0.44              0.41             0.42
                                                      --------         --------          --------         --------
Less distributions:
  Dividends from net investment income .........         (0.64)           (0.29)            (0.65)           (0.31)
  Distributions from capital gains .............         (0.02)           (0.01)            (0.02)           (0.01)
                                                      --------         --------          --------         --------
  Total distributions ..........................         (0.66)           (0.30)            (0.67)           (0.32)
                                                      --------         --------          --------         --------
Net asset value, end of period .................      $   9.84         $  10.10          $   9.84         $  10.10
                                                      ========         ========          ========         ========
Total return (not reflecting sales charge) .....          4.03%            4.50%*            4.16%            4.22%*

Ratios/supplemental data
  Net assets, end of period (in thousands) .....      $  3,583         $  2,735          $ 11,441         $  1,834
  Ratio of expenses to average net assets ......          1.10%            1.32%**           0.95%            1.07%**
  Ratio of net investment income to average
    net assets .................................          6.24%            5.34%**           6.40%            5.95%**
  Portfolio turnover rate ......................        157.39%          100.40%*          157.39%          100.40%*

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

Ratio of expenses to average net assets ........          2.70%            7.81%**           2.26%            5.38%**
Ratio of net investment income (loss) to average
  net assets ...................................          4.63%           (1.15%)**          5.08%            1.65%**

The expense ratios after giving effect to waiver of fees, expense remibursement and expense offset for uninvested cash balances were (note 3):

  Ratio of expenses to average net assets ......          0.93%            0.94%**           0.80%            0.80%**

----------
1     Commenced operations on 6/29/06.
2     Commenced operations on 6/08/06.
+     Per share amounts have been  calculated  using the monthly  average shares method.
++    Per share  amounts have been  calculated  using the daily  average  shares method.
*     Not annualized.
**    Annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The tables below are based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

SIX MONTHS ENDED DECEMBER 31, 2007

                     ACTUAL
                  TOTAL RETURN        BEGINNING         ENDING        EXPENSES
                     WITHOUT           ACCOUNT          ACCOUNT     PAID DURING
                  SALES CHARGES(1)      VALUE            VALUE     THE PERIOD(2)
--------------------------------------------------------------------------------
Class A               1.40%           $1,000.00        $1,014.00       $5.08
--------------------------------------------------------------------------------
Class C               0.89%           $1,000.00        $1,008.90       $9.11
--------------------------------------------------------------------------------
Class I               1.45%           $1,000.00        $1,014.50       $4.72
--------------------------------------------------------------------------------
Class Y               1.41%           $1,000.00        $1,014.10       $4.06
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.00%, 1.80%, 0.93% AND 0.80% FOR THE FUND'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of the applicable sales charges or contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

SIX MONTHS ENDED DECEMBER 31, 2007

                  HYPOTHETICAL
                   ANNUALIZED          BEGINNING        ENDING        EXPENSES
                     TOTAL              ACCOUNT         ACCOUNT     PAID DURING
                     RETURN             VALUE            VALUE     THE PERIOD(1)
--------------------------------------------------------------------------------
Class A               5.00%            $1,000.00       $1,020.16       $5.09
--------------------------------------------------------------------------------
Class C               5.00%            $1,000.00       $1,016.13       $9.15
--------------------------------------------------------------------------------
Class I               5.00%            $1,000.00       $1,020.52       $4.74
--------------------------------------------------------------------------------
Class Y               5.00%            $1,000.00       $1,021.17       $4.08
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.00%, 1.80%, 0.93% AND 0.80% FOR THE FUND'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Funds(R) produce is automatically sent to you and all other shareholders. Specifically, you will routinely receive the entire list of portfolio securities of your Fund twice a year in the semi-annual and annual reports. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website http://www.aquilafunds.com or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q which is available free of charge on the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING RECORD (UNAUDITED)

      The Fund does not generally invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2007 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

      This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

      For the calendar year ended December 31, 2007, 99.84% of the dividends and distributions paid by Aquila Three Peaks High Income Fund, during calendar year 2007 are taxable as ordinary dividend income and 0.16% are taxable as long term capital gain.

      Prior to January 31, 2008, shareholders were mailed IRS Form 1099-DIV which contains information on the status of distributions paid for the 2007 CALENDAR YEAR.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   TRUST AND       PRINCIPAL                                       COMPLEX(4)      (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
INTERESTED TRUSTEE(5)

Diana P. Herrmann       Chair of the    Vice Chair and Chief Executive Officer of          12           ICI Mutual Insurance
New York, NY            Board of        Aquila Management Corporation, Founder of the                   Company
(02/25/58)              Trustees and    Aquila Group of Funds(R)(6) and parent of
                        President       Aquila Investment Management LLC, Manager,
                        since 2006      since 2004, President and Chief Operating
                                        Officer since 1997, a Director since 1984,
                                        Secretary since 1986 and previously its
                                        Executive Vice President, Senior Vice
                                        President or Vice President, 1986-1997; Chief
                                        Executive Officer and Vice Chair since 2004
                                        and President, Chief Operating Officer and
                                        Manager of the Manager since 2003; Chair, Vice
                                        Chair, President, Executive Vice President or
                                        Senior Vice President of funds in the Aquila
                                        Group of Funds(R) since 1986; Director of the
                                        Distributor since 1997; trustee, Reserve
                                        Money-Market Funds, 1999-2000 and Reserve
                                        Private Equity Series, 1998-2000; Governor,
                                        Investment Company Institute (a trade
                                        organization for the U.S. fund industry
                                        dedicated to protecting shareholder interests
                                        and educating the public about investing) and
                                        head of its Small Funds Committee since 2004;
                                        active in charitable and volunteer
                                        organizations.

NON-INTERESTED TRUSTEES

John M. Burlingame      Trustee since   Executive Vice President, Hyatt Vacation            1           American Resort Development
Wilmette, IL            2006            Ownership (including resort management,                         Association
(04/23/55)                              homeowner's association management, sales and
                                        marketing, development and consumer financing)
                                        since 1994, being involved in all phases of
                                        hotel development.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   TRUST AND       PRINCIPAL                                       COMPLEX(4)      (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
Theodore T. Mason       Lead            Executive Director, East Wind Power Partners        8           Trustee, Premier VIT.
New York, NY            Independent     LTD since 1994 and Louisiana Power Partners,
(11/24/35)              Trustee since   1999-2003; Treasurer, Fort Schuyler Maritime
                        2006            Alumni Association, Inc., successor to Alumni
                                        Association of SUNY Maritime College, since
                                        2004 (President, 2002-2003, First Vice
                                        President, 2000-2001, Second Vice President,
                                        1998-2000) and director of the same
                                        organization since 1997; Director, STCM
                                        Management Company, Inc., 1973-2004; twice
                                        national officer of Naval Reserve Association,
                                        Commanding Officer of four naval reserve units
                                        and Captain, USNR (Ret); director, The Navy
                                        League of the United States New York Council
                                        since 2002; trustee, The Maritime Industry
                                        Museum at Fort Schuyler, 2000-2004; and Fort
                                        Schuyler Maritime Foundation, Inc., successor
                                        to the Maritime College at Fort Schuyler
                                        Foundation, Inc., since 2000.

Glenn P. O'Flaherty     Trustee since   Co-Founder, Chief Financial Officer and Chief       2           None
Denver, CO              2006            Compliance Officer of Three Peaks Capital
(08/03/58)                              Management, LLP, 2003-2005; Vice President -
                                        Investment Accounting, Global Trading and
                                        Trade Operations, Janus Capital Corporation,
                                        and Chief Financial Officer and Treasurer,
                                        Janus Funds, 1991-2002.

Russell K. Okata        Trustee since   Executive Director, Hawaii Government               5           Trustee, Pacific Capital
Honolulu, HI            2007            Employees Association AFSCME Local 152,                         Funds(R), which includes 12
(03/22/44)                              AFL-CIO 1981-2007; International Vice                           bond and stock funds;
                                        President, American Federation of State,                        Chairman, Royal State Group
                                        County and Municipal Employees, AFL-CIO                         (insurance).
                                        1981-2007; director of various civic and
                                        charitable organizations.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   TRUST AND       PRINCIPAL                                       COMPLEX(4)      (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
John J. Partridge       Trustee since   Founding Partner, Partridge Snow & Hahn LLP, a      3           None
Providence, RI          2006            law firm, Providence, Rhode Island, since
(05/05/40)                              1988, Senior Counsel, since January 1, 2007;
                                        Assistant Secretary - Advisor to the Board,
                                        Narragansett Insured Tax-Free Income Fund,
                                        since 2005, Trustee 2002-2005; director or
                                        trustee of various educational, civic and
                                        charitable organizations, including Ocean
                                        State Charities Trust, Memorial Hospital of
                                        Rhode Island, and The Pawtucket Foundation.

OTHER INDIVIDUALS

CHAIRMAN EMERITUS(7)

Lacy B. Herrmann        Founder and     Founder and Chairman of the Board, Aquila          N/A          N/A
New York, NY            Chairman        Management Corporation, the sponsoring
(05/12/29)              Emeritus since  organization and parent of the Manager or
                        2006            Administrator and/or Adviser or Sub-Adviser to
                                        each fund of the Aquila Group of Funds(R);
                                        Chairman of the Manager or Administrator
                                        and/or Adviser or Sub-Adviser to each since
                                        2004; Founder and Chairman Emeritus of each
                                        fund in the Aquila Group of Funds(R);
                                        previously Chairman and a Trustee of each fund
                                        in the Aquila Group of Funds(R) since its
                                        establishment until 2004 or 2005; Director of
                                        the Distributor since 1981 and formerly Vice
                                        President or Secretary, 1981-1998; Trustee
                                        Emeritus, Brown University and the Hopkins
                                        School; active in university, school and
                                        charitable organizations.

OFFICERS

Charles E. Childs, III  Executive Vice  Executive Vice President of all funds in the       N/A          N/A
New York, NY            President       Aquila Group of Funds(R) and the Manager and
(04/01/57)              since 2006      the Manager's parent since 2003; formerly
                                        Senior Vice President, corporate development,
                                        Vice President, Assistant Vice President and
                                        Associate of the Manager's parent since 1987;
                                        Senior Vice President, Vice President or
                                        Assistant Vice President of the Aquila
                                        Money-Market Funds, 1988-2003.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   TRUST AND       PRINCIPAL                                       COMPLEX(4)      (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
Marie E. Aro            Senior Vice     Senior Vice President, Aquila Rocky Mountain       N/A          N/A
Denver, CO              President       Equity Fund, and Vice President, Tax-Free
(02/10/55)              since 2006      Trust of Arizona, since 2004; Senior Vice
                                        President, Aquila Three Peaks High Income
                                        Fund, since 2006; Vice President, INVESCO
                                        Funds Group, 1998-2003; Vice President, Aquila
                                        Distributors, Inc., 1993-1997.

Jerry G. McGrew         Senior Vice     President of the Distributor since 1998,           N/A          N/A
New York, NY            President       Registered Principal since 1993, Senior Vice
(06/18/44)              since 2006      President, 1997-1998 and Vice President,
                                        1993-1997; Senior Vice President, Aquila Three
                                        Peaks High Income Fund, Aquila Rocky Mountain
                                        Equity Fund and five Aquila Municipal Bond
                                        Funds; Vice President, Churchill Cash Reserves
                                        Trust, 1995-2001.

Robert W. Anderson      Chief           Chief Compliance Officer of the Fund and each      N/A          N/A
New York, NY            Compliance      of the other funds in the Aquila Group of
(08/23/40)              Officer and     Funds(R), the Manager and the Distributor
                        Assistant       since 2004, Compliance Officer of the Manager
                        Secretary       or its predecessor and current parent
                        since 2006      1998-2004; Assistant Secretary of the Aquila
                                        Group of Funds(R) since 2000.

Joseph P. DiMaggio      Chief           Chief Financial Officer of the Aquila Group of     N/A          N/A
New York, NY            Financial       Funds(R) since 2003 and Treasurer since 2000.
(11/06/56)              Officer and
                        Treasurer
                        since 2006

Edward M. W. Hines      Secretary       Shareholder of Butzel Long, a professional         N/A     N/A
New York, NY            since 2006      corporation, counsel to the Fund, since 2007;
(12/16/39)                              Partner of Hollyer Brady Barrett & Hines LLP,
                                        its predecessor as counsel, 1989-2007;
                                        Secretary of the Aquila Group of Funds(R).

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   TRUST AND       PRINCIPAL                                       COMPLEX(4)      (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
John M. Herndon         Assistant       Assistant Secretary of the Aquila Group of         N/A          N/A
New York, NY            Secretary       Funds(R) since 1995 and Vice President of the
(12/17/39)              since 2006      three Aquila Money-Market Funds since 1990;
                                        Vice President of the Manager or its
                                        predecessor and current parent since 1990.

Lori A. Vindigni        Assistant       Assistant Treasurer of the Aquila Group of         N/A     N/A
New York, NY            Treasurer       Funds(R) since 2000; Assistant Vice President
(11/02/66)              since 2006      of the Manager or its predecessor and current
                                        parent since 1998; Fund Accountant for the
                                        Aquila Group of Funds(R), 1995-1998.

----------
(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.
(2) The mailing address of each Trustee and officer is c/o Aquila Three Peaks High Income Fund, 380 Madison Avenue, New York, NY 10017.
(3) Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.
(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.
(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 4, are called the "Aquila Group of Funds(R)."
(7) The Chairman Emeritus may attend Board meetings but has no voting power.

--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

                      AQUILA THREE PEAKS HIGH INCOME FUND

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

INFORMATION WE COLLECT. "Non-public personal information" is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund's transfer agent, distributor, investment adviser or sub-adviser, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

NON-CALIFORNIA RESIDENTS: We also may disclose some of this information to another fund in the Aquila Group of Funds(R) (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds(R) or new services we are offering that may be of interest to you.

CALIFORNIA RESIDENTS ONLY: In addition, unless you "opt-out" of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds(R) (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds(R) or new services we are offering that may be of interest to you.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

                           AQUILA DISTRIBUTORS, INC.
                        AQUILA INVESTMENT MANAGEMENT LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

RENEWAL OF THE ADVISORY AND ADMINISTRATION AGREEMENT AND THE SUB-ADVISORY AGREEMENT

      Renewal until September 30, 2008 of the Advisory and Administration Agreement (the "Advisory Agreement") between the Fund and Aquila Investment Management LLC (the "Manager") and the Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Manager and Three Peaks Capital Management, LLC (the "Sub-Adviser") was approved by the Board of Trustees and the independent Trustees in September, 2007. At a meeting called and held for that purpose at which a majority of the independent Trustees were present in person, the following materials were considered:

      o     Copies of the agreements to be renewed;
      o     A term sheet describing the material terms of the agreements;
      o The Annual Report of the Fund for the seven-month period ended December 31, 2006 and Semi-Annual Report for the six months ended June 30, 2007;
      o A report, prepared by the Manager and provided to the Trustees in advance of the meeting for the Trustees review, containing data about the performance of the Fund, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager and the Sub-Adviser; and
      o Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

      The  Trustees  considered  the  Advisory  Agreement  and the  Sub-Advisory
Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees reviewed materials relevant to, and considered, the factors set forth below, and as to each agreement reached the conclusions described.

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER AND THE SUB-ADVISER.

      The Manager has provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

      The Manager has arranged for the Sub-Adviser to provide investment management of the Fund's portfolio. The Trustees noted the extensive experience of the Sub-Adviser's Chief Investment Officer and portfolio manager, Mr. Sandy Rufenacht, and his investment management team. Since inception of the Fund, the Trustees received detailed presentations by Mr. Rufenacht covering the Sub-Adviser's research and investment process. Mr. Rufenacht has also been available and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment vehicle in light of prevailing interest rates and economic conditions.

      The Board considered that the Manager and the Sub-Adviser had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with high current income as well as capital appreciation.

      The Board concluded that a commendable quality of services was provided and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Advisory Agreement and the Sub-Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE FUND, THE MANAGER AND THE SUB-ADVISER.

      The Board reviewed each aspect of the Fund's performance and compared its performance with that of its peer group and benchmark index for the one-year, year-to-date, 3-month and 1-month periods which covered the Fund's first year of operations. It was noted that the materials provided by the Manager indicated that the Fund had performed in a satisfactory manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark indices as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

      The Board concluded that the performance of the Fund was acceptable in light of market conditions and its emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER AND THE SUB-ADVISER AND THEIR AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUND.

      The information provided in connection with renewal contained expense data for the Fund and a peer group which was provided to the Trustees for their review and discussion. The materials also showed the lack of profitability to the Manager and the Sub-Adviser of their services to the Fund during the first 13 months of operations.

      The Board noted that the entire portion of the management fee had been waived by both the Manager and Sub-Adviser. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2007 through December 31, 2007 so that the total Fund expenses would not exceed 1.00% for Class A Shares, 1.80% for Class C Shares, 1.08% for Class I Shares and 0.80% for Class Y Shares. The Manager had indicated that it intended to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive.

      The Board compared the expense and fee data with respect to the Fund to similar data about a peer group of funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees to be paid were similar to and were reasonable in light of the fact that the Fund was in the initial start-up phase of operation and the asset base had not yet reached critical mass.

      The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

      The Board further concluded that the lack of profitability to the Manager and Sub-Adviser was consistent with approval of the fees to be paid under the Advisory Agreement and Sub-Advisory Agreement. (The Board noted that the Fund's distributor did not derive profits from its relationship with the Fund.)

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS.

      Trustees noted that both the Manager and Sub-Adviser were currently waiving the entire portion of their respective fees and that the Manager had indicated that it intended to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive. Evaluation of this factor indicated to the Board that the Advisory Agreement and Sub-Advisory Agreement should be renewed without addition of breakpoints at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND THE SUB-ADVISER AND THEIR AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUND.

      The Board observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

FOUNDERS
  Lacy B. Herrmann, Chairman Emeritus
  Aquila Management Corporation

MANAGER
  AQUILA INVESTMENT MANAGEMENT LLC
  380 Madison Avenue, Suite 2300
  New York, New York 10017

INVESTMENT SUB-ADVISER
  THREE PEAKS CAPITAL MANAGEMENT, LLC
  5619 DTC Parkway, Suite 1000
  Greenwood Village, Colorado  80111

BOARD OF TRUSTEES
  Diana P. Herrmann, Chair
  John M. Burlingame
  Theodore T. Mason
  Glenn P. O'Flaherty
  Russell K. Okata
  John J. Partridge

OFFICERS
  Diana P. Herrmann, President
  Charles E. Childs, III, Executive Vice President
  Jerry G. McGrew, Senior Vice President
  Marie E. Aro, Senior Vice President
  Robert W. Anderson, Chief Compliance Officer
  Joseph P. DiMaggio, Chief Financial Officer and Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
  PFPC INC.
  101 Sabin Street
  Pawtucket, RI 02860

CUSTODIAN
  JPMORGAN CHASE BANK, N.A.
  1111 Polaris Parkway
  Columbus, Ohio 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  TAIT, WELLER & BAKER LLP
  1818 Market Street, Suite 2400
  Philadelphia, PA 19103

Further information is contained in the Prospectus, which must precede or accompany this report.





ITEM 2.  CODE OF ETHICS.

(a) As of December 31, 2007 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) (i) The Registrant's board of trustees has determined that Mr. Glenn O'Flaherty, a member of its audit committee, is an audit committee financial expert. Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.


ITEM 4.	PRINCIPAL ACCOUNTING FEES AND SERVICES.


a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $8,000 in 2006 and $9,000 in 2007.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant $2,000 and $2,000 in 2006 and 2007, respectively, for return preparation and tax compliance.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

	Included in Item 1 above

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   	Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.  EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

 (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA THREE PEAKS HIGH INCOME FUND


By:  /s/  Diana P. Herrmann
- - ---------------------------------
President and Trustee
March 10, 2008



By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Chief Financial Officer and Treasurer
March 10, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
- - ---------------------------------
Diana P. Herrmann
President and Trustee
March 10, 2008



By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
March 10, 2008





AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.